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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549
                                  ___________

                                   FORM 8-K

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OF 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported)        December 19, 2000
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                         Central Garden & Pet Company
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            (Exact name of registrant as specified in its charter)



         Delaware                          0-20242               68-0275553
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(State or other jurisdiction           (Commission File         (IRS Employer
    of incorporation)                      Number)           Identification No.)


3697 Mt. Diablo Boulevard, Lafayette, California                  94549
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(Address of principal executive offices)                        (Zip Code)


Registrant's telephone number, including area code       (925) 283-4573
                                                  ------------------------------


                                 Inapplicable
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         (Former name or former address if changed since last report)
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Item 5.   Other Events

          On December 19, 2000, Central Garden & Pet Company (the "Company") announced that it would cancel the spin-off of its garden distribution business and will reorganize its garden and pet businesses. Under the reorganization, the Company's garden products and distribution businesses will become one operating unit, while its pet products and distribution businesses will become another operating unit.

Item 7.   Financial Statement and Exhibits

          (a)  Not applicable

          (b)  Not applicable

          (c)  Not applicable.

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                                  SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  CENTRAL GARDEN & PET COMPANY



                                  By:      /s/ P. Gregory Reams
                                       ----------------------------
                                       P. Gregory Reams
                                       Treasurer

Dated:  December 20, 2000

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